Exhibit 99.2 Honesty | Integrity | Quality in All That We Do Investor Presentation April 2021Exhibit 99.2 Honesty | Integrity | Quality in All That We Do Investor Presentation April 2021

Cautionary Statement on Forward Looking Statements and Disclosure of Non-GAAP Performance Measures Certain statements made herein or elsewhere by, or on behalf of, the Company that are not historical facts are intended to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on assumptions that the Company believes are reasonable; however, many important factors, as discussed under “Risk Factors” and “Cautionary Note” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 could cause the Company’s results in the future to differ materially from the forward-looking statements made herein and in any other documents or oral presentations made by, or on behalf of, the Company. Forward-looking statements contained herein regarding our planned financing activities, which include the planned refinancing of our senior unsecured notes, potential repayments of existing borrowings under our revolving credit facility, the planned amendment and extension of our revolving credit facility and other related activities, including assumptions about the pricing, timing, terms and conditions of those financing activities, and the anticipated benefits, impacts and our ability to meet the projected financial performance metrics for our updated three-year scenario, if at all, as a result of these planned financing activities. We can provide no assurances that these planned financing activities will be successfully completed. Forward-looking statements contained herein regarding our projected financial performance metrics to our updated three-year scenario include assumptions related to future revenue growth, free cash flow and operational performance. We can provide no assurances that we will generate the revenue growth, free cash flow and operational performance referenced herein. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise. This presentation uses Non-GAAP financial measures to present the financial performance of the Company. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported operating results or cash flow from operations or any other measure of performance as determined in accordance with GAAP. We believe the Non-GAAP financial measures are useful to investors because such results help investors compare our results to previous periods and provide insights into underlying trends in our business. In addition, the Company’s presentation of these measures may not be comparable to similarly titled measures of other companies’ reports. The Company has provided quantitative reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures within the most current press release and on our Investor Relations page of the website. 2Cautionary Statement on Forward Looking Statements and Disclosure of Non-GAAP Performance Measures Certain statements made herein or elsewhere by, or on behalf of, the Company that are not historical facts are intended to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on assumptions that the Company believes are reasonable; however, many important factors, as discussed under “Risk Factors” and “Cautionary Note” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 could cause the Company’s results in the future to differ materially from the forward-looking statements made herein and in any other documents or oral presentations made by, or on behalf of, the Company. Forward-looking statements contained herein regarding our planned financing activities, which include the planned refinancing of our senior unsecured notes, potential repayments of existing borrowings under our revolving credit facility, the planned amendment and extension of our revolving credit facility and other related activities, including assumptions about the pricing, timing, terms and conditions of those financing activities, and the anticipated benefits, impacts and our ability to meet the projected financial performance metrics for our updated three-year scenario, if at all, as a result of these planned financing activities. We can provide no assurances that these planned financing activities will be successfully completed. Forward-looking statements contained herein regarding our projected financial performance metrics to our updated three-year scenario include assumptions related to future revenue growth, free cash flow and operational performance. We can provide no assurances that we will generate the revenue growth, free cash flow and operational performance referenced herein. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise. This presentation uses Non-GAAP financial measures to present the financial performance of the Company. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported operating results or cash flow from operations or any other measure of performance as determined in accordance with GAAP. We believe the Non-GAAP financial measures are useful to investors because such results help investors compare our results to previous periods and provide insights into underlying trends in our business. In addition, the Company’s presentation of these measures may not be comparable to similarly titled measures of other companies’ reports. The Company has provided quantitative reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures within the most current press release and on our Investor Relations page of the website. 2

II. Company Overview 10II. Company Overview 10

Key Credit Highlights Industry leading Operating Results driven by Execution of our Standards Operating Model Significantly Improved Credit Profile: Carriage Services Lower Leverage, Increased Size & Scale, is a leading Higher Organic Growth & EBITDA Margins owner and operator of Long Term Organic Revenue Growth at High funeral homes EBITDA Margins supported by Favorable Demographic Trends and cemeteries in the United States Recurring & Growing Free Cash Flow finances majority of Value Creation Capital Allocation 11Key Credit Highlights Industry leading Operating Results driven by Execution of our Standards Operating Model Significantly Improved Credit Profile: Carriage Services Lower Leverage, Increased Size & Scale, is a leading Higher Organic Growth & EBITDA Margins owner and operator of Long Term Organic Revenue Growth at High funeral homes EBITDA Margins supported by Favorable Demographic Trends and cemeteries in the United States Recurring & Growing Free Cash Flow finances majority of Value Creation Capital Allocation 11

Carriage Services Overview 1 Operating Segment Overview (2020) Diverse National Footprint (YE 2020) 2 WA WA WA Revenue / Field Level EBITDA 22 2 MT 4 MA ID WI NY 12 8 1 11 Cemetery MI RI 2 4 PA CT NJ 2 NV OH 9 25% IL 5 5 5 3 VA CA KS KY 10 2 33 9 NC 9 OK NM 8 1 TN Funeral GA 4 3 LA TX 75% 5 34 FL 178 Funeral Homes in 26 States 20 TX 33 32 Cemeteries in 12 states Carriage Presence Track Record of Long-Term Revenue and Adjusted Consolidated EBITDA Growth 2007-2020 Revenue CAGR: 5.3% 2007-2020 Adjusted Consolidated $349 $329 EBITDA CAGR: 7.4% $274 $268 $258 $248 $243 $226 $213 $204 $191 $185 $177 $178 $168 $116 $104 $77 $71 $74 $69 $70 $62 $56 $53 $49 $41 $39 $42 $42 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 LTM 3/31/21 Revenue Adjusted Consolidated EBITDA Note: Figures shown in millions. 1 Includes Cemetery and Funeral same store and acquisition revenue / EBITDA. 2 12 Excludes variable overhead, regional fixed overhead, and corporate fixed overhead costs.Carriage Services Overview 1 Operating Segment Overview (2020) Diverse National Footprint (YE 2020) 2 WA WA WA Revenue / Field Level EBITDA 22 2 MT 4 MA ID WI NY 12 8 1 11 Cemetery MI RI 2 4 PA CT NJ 2 NV OH 9 25% IL 5 5 5 3 VA CA KS KY 10 2 33 9 NC 9 OK NM 8 1 TN Funeral GA 4 3 LA TX 75% 5 34 FL 178 Funeral Homes in 26 States 20 TX 33 32 Cemeteries in 12 states Carriage Presence Track Record of Long-Term Revenue and Adjusted Consolidated EBITDA Growth 2007-2020 Revenue CAGR: 5.3% 2007-2020 Adjusted Consolidated $349 $329 EBITDA CAGR: 7.4% $274 $268 $258 $248 $243 $226 $213 $204 $191 $185 $177 $178 $168 $116 $104 $77 $71 $74 $69 $70 $62 $56 $53 $49 $41 $39 $42 $42 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 LTM 3/31/21 Revenue Adjusted Consolidated EBITDA Note: Figures shown in millions. 1 Includes Cemetery and Funeral same store and acquisition revenue / EBITDA. 2 12 Excludes variable overhead, regional fixed overhead, and corporate fixed overhead costs.

Good to Great High Performance Flywheel Our Mission: We are committed to being the most professional, ethical and highest quality funeral and cemetery service organization in our industry Value Creation Dynamics Five Guiding Principles • Operating Leverage • Honesty, Integrity and Quality In All We Do • Capital Structure Leverage • Growth of the Company is Driven by • Overhead Leverage Decentralization & Partnership • Consolidation Platform Leverage • Belief in the Power of People Through Individual Initiative & Teamwork • Outstanding Service & Profitability Go Hand in Hand •Hard Work, Pride of Accomplishment & Capital Allocation Shared Success through • Strategic Acquisition Model Being the Best Employee Ownership • Internal Growth • Operator • Share Repurchases First Who, Then What • Debt Payments • Consolidator • The Right People in • Dividends the Right Seats • Value Creator 4E Leadership Standards Operating Model • Energy • Relative Performance Achievement Measured • Energize against High Performance Standards • Edge • Decentralized Local Decision Making • Execution • Led by 4E Leader Managing Partner • Revenue Growth at High Sustainable Margins • Designed to Reward Long Term Sustainable Growth High Performance Culture • Sustainable & Predictable High Value Personal Service Performance • Unique & Differentiated Service to each 13 Client Family we Serve Good to Great High Performance Flywheel Our Mission: We are committed to being the most professional, ethical and highest quality funeral and cemetery service organization in our industry Value Creation Dynamics Five Guiding Principles • Operating Leverage • Honesty, Integrity and Quality In All We Do • Capital Structure Leverage • Growth of the Company is Driven by • Overhead Leverage Decentralization & Partnership • Consolidation Platform Leverage • Belief in the Power of People Through Individual Initiative & Teamwork • Outstanding Service & Profitability Go Hand in Hand •Hard Work, Pride of Accomplishment & Capital Allocation Shared Success through • Strategic Acquisition Model Being the Best Employee Ownership • Internal Growth • Operator • Share Repurchases First Who, Then What • Debt Payments • Consolidator • The Right People in • Dividends the Right Seats • Value Creator 4E Leadership Standards Operating Model • Energy • Relative Performance Achievement Measured • Energize against High Performance Standards • Edge • Decentralized Local Decision Making • Execution • Led by 4E Leader Managing Partner • Revenue Growth at High Sustainable Margins • Designed to Reward Long Term Sustainable Growth High Performance Culture • Sustainable & Predictable High Value Personal Service Performance • Unique & Differentiated Service to each 13 Client Family we Serve

Carriage Services – Three Core Models

- ✓ **Innovative Standards Operating Model has led to Industry Leading Operating and Financial Performance**
- ✓ **Entrepreneurial Decentralized High Performance Culture Attracts and Retains Top Industry Talent**
- ✓ **One and Five Year Incentives Reward Top Managing Partners and their Team for Growth at High and Sustainable Margins**
- ✓ **Acquisition Criteria and Valuation Methodologies provide discipline for Most Attractive Opportunities in Strategic Growth Markets**

Standards Operating Model

- Eight Funeral and six Cemetery operating standards that lead to high and sustainable financial performance
- Focus on growing local market share, people development, and key metrics that drive long term sustainable revenue and profit growth
- Local business market share growth is key to achieving sustainable revenue growth that creates powerful financial dynamic of operating leverage
- Annual incentive compensation linked to Standards Achievement and can be as high as 8% of individual business Field EBITDA

4E Leadership Model

- Used to attract, develop, and retain the top Managing Partners in the industry with entrepreneurial and competitive characteristics
- Strong local leadership is required in each business to grow high value, personal service and sales business at sustainable profit margins
- Growth of a local business is driven by and through high performing local employee teams aligned toward Standards Achievement

Strategic Acquisition Model

- Assess acquisition candidates based on ten Strategic Criteria each of which is weighted for predictability of future revenue growth
- Seek to acquire larger and higher margin funeral home and cemetery businesses in large, demographically attractive strategic markets
- Key criteria: owner alignment; volume and price trends; size of business; size of market; competitive standing; demographics; strength of brand; burial/cremation mix and barriers to entry
- Strategic Criteria Rankings in the 60%-80% range align well with Standards Operating Model

14

Valuation Creation Financial Dynamics

Accelerating Value Creation Financial Dynamics with Increased Size and Scale post Four Strategic Acquisitions made in Q4 2019/Jan 2020

Operating Leverage

- Modest historical growth in same store revenues accompanied with modest historical growth in Field EBITDA Margins generated higher growth in Same Store Field EBITDA
- Increasing death rates due to an aging generation of "baby boomers," along with the execution of our Standards Operating Model has historically increased store volume & revenue & generates higher compounding growth rates of Field EBITDA

Capital Structure Leverage

- Demonstrated ability to rapidly reduce leverage through historically growing & recurring Free Cash Flow
- Maintain moderate leverage ≤4.0x leads to greater financial flexibility to pursue value creation capital allocation
- Declining Cost of Capital has led to higher Return on Invested Capital

Overhead Leverage

- Historical revenues have increased at a faster rate than Fixed Regional & Corporate Overhead costs
- Variable Overhead & primarily incentive compensation has increased relative to higher historical operating & financial performance

Consolidated Platform Leverage

- Acquired Field EBITDA from acquisitions has added to historical Adjusted Consolidated EBITDA & historical Adjusted Free Cash Flow
- Historical Adjusted Free Cash Flow after fixed interest & maintenance capital expenditures has grown at a faster rate than historical revenues; a financial benefit that we believe will accrue to stakeholders

Leverage mid-single digit Revenue Growth into Higher Growth Rates in Adjusted Consolidated EBITDA and Adjusted Free Cash Flow

CARRIAGE SERVICES
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Good To Great II Shareholder Value Creation Incentive Plan Carriage Leadership aligned for High Performance and Long-Term Shareholder Value Creation 20% 25% 30% 35% 40% $80 77.34 $75 • Equity Long Term Incentive Program for 50 senior $70 leaders of Carriage $65• Incentive awards based on compound annual growth 64.48 rate (CAGR) of Carriage stock price over 5 years $60 55.24 $55 53.39 $50 47.76 $45 43.88 41.07 $40 39.46 35.38 35.78 $35 35.11 31.59 29.82 $30 28.18 28.09 26.21 $25 24.30 24.85 22.47 20.13 $20 20.71 17.26 $15 14.38 $10 May 15, 2020 2020 2021 2022 2023 2024 Note: Chart included for illustrative purposes and is not a projection of stock price through 2024. 16Good To Great II Shareholder Value Creation Incentive Plan Carriage Leadership aligned for High Performance and Long-Term Shareholder Value Creation 20% 25% 30% 35% 40% $80 77.34 $75 • Equity Long Term Incentive Program for 50 senior $70 leaders of Carriage $65• Incentive awards based on compound annual growth 64.48 rate (CAGR) of Carriage stock price over 5 years $60 55.24 $55 53.39 $50 47.76 $45 43.88 41.07 $40 39.46 35.38 35.78 $35 35.11 31.59 29.82 $30 28.18 28.09 26.21 $25 24.30 24.85 22.47 20.13 $20 20.71 17.26 $15 14.38 $10 May 15, 2020 2020 2021 2022 2023 2024 Note: Chart included for illustrative purposes and is not a projection of stock price through 2024. 16

III. Financial Overview & Recent Performance 17III. Financial Overview & Recent Performance 17

Transformative High Performance

2020 and Q1 2021 Record Performance Reflects Accelerating Transformative High Performance

Key Takeaways:

- Carriage Leadership Teams are Aligned and Incentivized for Outstanding Execution of our 3 Core Models
- Coronavirus Accelerated Innovation of High Value Personal Services and Sales by Managing Partners and Teams
- Innovation in Business Practices & Rapid Acceptance of Technology/Digital Tools to Serve Client Families
- COVID lift in Funeral volumes was impactful but Total Field EBITDA Margin Expansion & Market Share Gains are Sustainable
- Record Cemetery Revenue & Field EBITDA Performance driven by Growth in Preneed Property Sales & EBITDA Margins
- Successful Integration of 4 Large Acquisitions. Accelerating Revenue and Field EBITDA Performance Trends
- Successful Execution of Preneed Trust Fund Repositioning led to Large Increase in Financial Revenue and EBITDA
- Total Overhead expense increase related to increased Incentive Compensation = Pay for High Performance
- Record Adj. Free Cash Flow & Adj. Consolidated EBITDA led to Rapid Debt Repayment & Balance Sheet Deleveraging







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Recent Financial Highlights Performance Momentum Continues in 2021 Adjusted Consolidated EBITDA $120 Year Ended December 31, 2020 $100 – Record Total Revenue of $329.4 million, an increase of 20.2%; $80 – Record Total Field EBITDA of $141.9 million, an increase of 29.3%; $60 – Record Total Field EBITDA Margin of 43.1%, an increase of 310 basis points; $40 – Record Adjusted Consolidated EBITDA of $104.3 million, an increase of 36.1%; $20 – Record Adjusted Consolidated EBITDA Margin of 31.6%, an increase of 370 basis points; – Record Adjusted Free Cash Flow of $70.0 million, an increase of 80.3%; $0 2018 2019 2020 TTM – Record Adjusted Free Cash Flow Margin of 21.2%, an increase of 700 basis points March 2021 – Total Debt to Adjusted Consolidated EBITDA of 4.4x (1.6x reduction in 12 months) Leverage Reduction YTD March 2021 Comparative Results 6.5x – Record Total Revenue of $96.6 million, an increase of 24.7%; – Record Total Field EBITDA of $45.8 million, an increase of 52.1%; 5.5x – Record Field EBITDA Margin of 47.4%, an increase of 860 basis points; – Record Adjusted Consolidated EBITDA of $34.7 million, an increase of 51.7%; 4.5x – Record Adjusted Consolidated EBITDA Margin of 35.9%, an increase of 640 basis points; – Record TTM Adjusted Consolidated EBITDA of $116.1 million – Total Debt to TTM Adjusted Consolidated EBITDA of 3.8x (2.2x reduction in 15 months) 3.5x 2018 2019 2020 TTM March 2021 19Recent Financial Highlights Performance Momentum Continues in 2021 Adjusted Consolidated EBITDA $120 Year Ended December 31, 2020 $100 – Record Total Revenue of $329.4 million, an increase of 20.2%; $80 – Record Total Field EBITDA of $141.9 million, an increase of 29.3%; $60 – Record Total Field EBITDA Margin of 43.1%, an increase of 310 basis points; $40 – Record Adjusted Consolidated EBITDA of $104.3 million, an increase of 36.1%; $20 – Record Adjusted Consolidated EBITDA Margin of 31.6%, an increase of 370 basis points; – Record Adjusted Free Cash Flow of $70.0 million, an increase of 80.3%; $0 2018 2019 2020 TTM – Record Adjusted Free Cash Flow Margin of 21.2%, an increase of 700 basis points March 2021 – Total Debt to Adjusted Consolidated EBITDA of 4.4x (1.6x reduction in 12 months) Leverage Reduction YTD March 2021 Comparative Results 6.5x – Record Total Revenue of $96.6 million, an increase of 24.7%; – Record Total Field EBITDA of $45.8 million, an increase of 52.1%; 5.5x – Record Field EBITDA Margin of 47.4%, an increase of 860 basis points; – Record Adjusted Consolidated EBITDA of $34.7 million, an increase of 51.7%; 4.5x – Record Adjusted Consolidated EBITDA Margin of 35.9%, an increase of 640 basis points; – Record TTM Adjusted Consolidated EBITDA of $116.1 million – Total Debt to TTM Adjusted Consolidated EBITDA of 3.8x (2.2x reduction in 15 months) 3.5x 2018 2019 2020 TTM March 2021 19

Funeral Home Performance

Same Store Funeral Results ($MM)


$46.7
$44.3
$47.8
$52.5
$56.7
38.7%
42.3%
41.7%
44.1%
45.5%
$18.1
$18.7
$19.9
$23.1
$25.8
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Funeral Same Store Revenue
Funeral Same Store EBITDA
Funeral Same Store EBITDA Margin

Same Store Funeral Contracts


9,058
9,056
9,420
10,172
11,028
$5,155
$4,891
$5,069
$5,158
$5,140
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Funeral Same Store Contracts
Average Revenue per Contract (1)

- Record Same Store Funeral Operating Performance in 2020 and Q1 2021 driven by higher funeral volumes, broad based Market Share Gains and Improved Margin Management by our Funeral Managing Partners
- Funeral Volumes increase from COVID-19 was material partially offset by lower Average Revenue Per Contract (ARPC) during early stages of COVID in 2020
- Average Revenue Per Contract improved throughout 2020 and into 2021. Greatest opportunity for future growth in ARPC from providing more Cremation families with value added memorialization services
- Broad market share gains in 2020 and 2021 are sustainable and continued local market share gains will be a key driver of future organic revenue growth

(1) Excludes Preneed Funeral interest earnings.

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Cemetery Segment Performance Preneed Cemetery Contracts & Revenue o New Cemetery Preneed Sales Program & Leadership has led to higher Cemetery Revenue growth rates with higher sustained Cemetery Field EBITDA Margins in the second half of 2020 and Q1 2021 o Improved EBITDA Margin performance in our Cemetery Same Store Preneed Same Store Preneed Sales Same Store Cemetery portfolio is reflective of Property Contracts Sold Revenue the Operating Leverage with higher revenue flowing through the mostly fixed costs of Cemetery Same Store Financials ($MM) $25.0 each business 47 .0% 43.8% 42.9% o New Cemetery Preneed Sales Program $20.0 42 .0% focused on key areas: Improved Technology, $14.8 $14.6 39.1% $14.4 $15.0 Performance Based Incentives, Improved 37.0% $11.6 $10.9 Capital Allocation & Development of 31.5% $10.0 Cemetery Inventory, Robust Marketing & 32.0% 29.0% $6.5 $6.2 $5.7 Lead Generation $3.7 $5.0 $3.2 27.0% $0.0 22.0% Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 21Cemetery Segment Performance Preneed Cemetery Contracts & Revenue o New Cemetery Preneed Sales Program & Leadership has led to higher Cemetery Revenue growth rates with higher sustained Cemetery Field EBITDA Margins in the second half of 2020 and Q1 2021 o Improved EBITDA Margin performance in our Cemetery Same Store Preneed Same Store Preneed Sales Same Store Cemetery portfolio is reflective of Property Contracts Sold Revenue the Operating Leverage with higher revenue flowing through the mostly fixed costs of Cemetery Same Store Financials ($MM) $25.0 each business 47 ..0% 43.8% 42.9% o New Cemetery Preneed Sales Program $20.0 42 .0% focused on key areas: Improved Technology, $14.8 $14.6 39.1% $14.4 $15.0 Performance Based Incentives, Improved 37.0% $11.6 $10.9 Capital Allocation & Development of 31.5% $10.0 Cemetery Inventory, Robust Marketing & 32.0% 29.0% $6.5 $6.2 $5.7 Lead Generation $3.7 $5.0 $3.2 27.0% $0.0 22.0% Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 21

Acquisition Performance Acquisition Funeral Home Result ($MM) o Carriage made 4 Large Transformational Acquisitions in attractive strategic markets in Q4 2019/Jan 2020: Fairfax Memorial Park and Funeral Home (VA), Oakmont Memorial Park and Mortuary (CA), Rest Haven Funeral Home and Cemetery (TX) and Lombardo Funeral Homes (NY) o Acquisitions evaluated under our Strategic Funeral Acquisition Revenue Funeral Acquisition EBITDA Acquisition Model; $172 million aggregate Funeral Acquisition EBITDA Margin purchase price Acquisition Cemetery Results ($MM) o Past 5 quarter performance demonstrates $8.0 $7.0 successful execution of integration plans with $7.0 58.8% more performance upside potential for each $5.5 $6.0 $5.2 business $5.0 46.0% 44.7% $4.1 $4.1 $4.0 o Recent Acquisitions increased the size and scale 35.4% $2.8 $3.0 $2.5 of our operating & consolidation platform $2.3 29.5% leading to higher revenue growth rates with $2.0 $1.4 $0.8 even higher growth rates in Adj. Consolidated $1.0 EBITDA at higher EBITDA Margin $0.0 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Cemetery Acquisition Revenue Cemetery Acquisition EBITDA Cemetery Acquisition EBITDA Margin 22Acquisition Performance Acquisition Funeral Home Result ($MM) o Carriage made 4 Large Transformational Acquisitions in attractive strategic markets in Q4 2019/Jan 2020: Fairfax Memorial Park and Funeral Home (VA), Oakmont Memorial Park and Mortuary (CA), Rest Haven Funeral Home and Cemetery (TX) and Lombardo Funeral Homes (NY) o Acquisitions evaluated under our Strategic Funeral Acquisition Revenue Funeral Acquisition EBITDA Acquisition Model; $172 million aggregate Funeral Acquisition EBITDA Margin purchase price Acquisition Cemetery Results ($MM) o Past 5 quarter performance demonstrates $8.0 $7.0 successful execution of integration plans with $7.0 58.8% more performance upside potential for each $5.5 $6.0 $5.2 business $5.0 46.0% 44.7% $4.1 $4.1 $4.0 o Recent Acquisitions increased the size and scale 35.4% $2.8 $3.0 $2.5 of our operating & consolidation platform $2.3 29.5% leading to higher revenue growth rates with $2.0 $1.4 $0.8 even higher growth rates in Adj. Consolidated $1.0 EBITDA at higher EBITDA Margin $0.0 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Cemetery Acquisition Revenue Cemetery Acquisition EBITDA Cemetery Acquisition EBITDA Margin 22

Strong Free Cash Flow & Rapid Deleveraging Growing Free Cash Flow ($MM) $ 120 45 % o 2020 Record Revenue and Adj. Consolidated 40% $ 100 EBITDA Performance led to Record Free Cash Flow 35 % generation and a Rapid Reduction in our Total Debt $ 80 $70.0 to Adjusted Consolidated EBITDA Ratio 30% $ 60 25 % o 2020 Record Adjusted Free Cash Flow of $70.0 $42.6 21.2% $38.8 $ 40 million compared to $38.8 million in 2019, an 20 % increase of 80.3%; Adjusted Free Cash Flow Margin 15.9% 14.2% $ 20 15 % increased 700 bps to 21.2% $ 0 10 % o Q1 2021 Record Adjusted Free Cash Flow $27.1 2018 2019 2020 million – 115.3% increase YoY; Adjusted Free Cash Flow Margin increased 1,180 bps to 28.1% Proven Deleveraging Capability o 2020 peak Proforma Leverage Ratio of 6.0x due to 4 Transformative Acquisitions completed Q4 2019 6.0x and January 2020 Reduced to 3.8x as of Q1 2021 - 5.1x decrease of 2.2x since 1/3/2020 4.4x o Total Debt Repayment of ~$94 million since peak debt ($534 million) through Q1 2021 ($439 million) 2018 2019 2020 23Strong Free Cash Flow & Rapid Deleveraging Growing Free Cash Flow ($MM) $ 120 45 % o 2020 Record Revenue and Adj. Consolidated 40% $ 100 EBITDA Performance led to Record Free Cash Flow 35 % generation and a Rapid Reduction in our Total Debt $ 80 $70.0 to Adjusted Consolidated EBITDA Ratio 30% $ 60 25 % o 2020 Record Adjusted Free Cash Flow of $70.0 $42.6 21.2% $38.8 $ 40 million compared to $38.8 million in 2019, an 20 % increase of 80.3%; Adjusted Free Cash Flow Margin 15.9% 14.2% $ 20 15 % increased 700 bps to 21.2% $ 0 10 % o Q1 2021 Record Adjusted Free Cash Flow $27.1 2018 2019 2020 million – 115.3% increase YoY; Adjusted Free Cash Flow Margin increased 1,180 bps to 28.1% Proven Deleveraging Capability o 2020 peak Proforma Leverage Ratio of 6.0x due to 4 Transformative Acquisitions completed Q4 2019 6.0x and January 2020 Reduced to 3.8x as of Q1 2021 - 5.1x decrease of 2.2x since 1/3/2020 4.4x o Total Debt Repayment of ~$94 million since peak debt ($534 million) through Q1 2021 ($439 million) 2018 2019 2020 23

Trust Investment Repositioning/Performance Preneed Trust Fund Repositioning Strategy Executed during the Coronavirus Market Crisis has been highly accretive to Carriage’s reported Financial Revenue, Adj. Consolidated EBITDA, Adj. Consolidated EBITDA Margin and Free Cash Flow o Successful Execution of our Trust Fund Repositioning Strategy has led to a 70% Increase in Recurring Annual Income to $16 million and Positioned for Long Term Capital Appreciation. o Trust Fund Portfolio positioned to generate a higher, recurring amount of Financial Revenue & EBITDA: Increased cash earnings from Cemetery Perpetual Care accounts & Increased Value of Funeral and Cemetery Preneed Contracts. Financial EBITDA Increased 29.3% to $18.4 million & Financial EBITDA Margin Increased 340 bps to 93.3% in 2020. 2008 to 2020 Discretionary Trust Investments Return CAGR: 13.9% 24Trust Investment Repositioning/Performance Preneed Trust Fund Repositioning Strategy Executed during the Coronavirus Market Crisis has been highly accretive to Carriage’s reported Financial Revenue, Adj. Consolidated EBITDA, Adj. Consolidated EBITDA Margin and Free Cash Flow o Successful Execution of our Trust Fund Repositioning Strategy has led to a 70% Increase in Recurring Annual Income to $16 million and Positioned for Long Term Capital Appreciation. o Trust Fund Portfolio positioned to generate a higher, recurring amount of Financial Revenue & EBITDA: Increased cash earnings from Cemetery Perpetual Care accounts & Increased Value of Funeral and Cemetery Preneed Contracts. Financial EBITDA Increased 29.3% to $18.4 million & Financial EBITDA Margin Increased 340 bps to 93.3% in 2020. 2008 to 2020 Discretionary Trust Investments Return CAGR: 13.9% 24

Historical Financial Performance 1 Revenue by Segment Adj. Consolidated EBITDA and Margin $ 120 45% $329.4 $104.3 40% $ 100 $274.1 $268.0 $76.6 35% $70.2 $ 80 30% 31.6% $ 60 25% 27.9% 26.2% $ 40 20% $ 20 15% $ 0 10% 2018 2019 2020 2018 2019 2020 Funeral Home Cemetery Financial Divested Adj. Consolidated EBITDA EBITDA Margin 1 Maintenance vs. Growth Capex Total Overhead as a Percent of Sales 15% $40.5 $37.6 $15.4 $37.0 $15.2 $ 40 $13.5 13.8% 13.7% $6.6 $6.4 $4.3 $ 20 12.3% $9.3 $8.8 $8.8 $ 0 10% 2018 2019 2020 2018 2019 2020 Maintenance Growth Total Overhead % Sales Note: Figures shown in millions. 25 1 Please refer to appendix.Historical Financial Performance 1 Revenue by Segment Adj. Consolidated EBITDA and Margin $ 120 45% $329.4 $104.3 40% $ 100 $274.1 $268.0 $76.6 35% $70.2 $ 80 30% 31.6% $ 60 25% 27.9% 26.2% $ 40 20% $ 20 15% $ 0 10% 2018 2019 2020 2018 2019 2020 Funeral Home Cemetery Financial Divested Adj. Consolidated EBITDA EBITDA Margin 1 Maintenance vs. Growth Capex Total Overhead as a Percent of Sales 15% $40.5 $37.6 $15.4 $37.0 $15.2 $ 40 $13.5 13.8% 13.7% $6.6 $6.4 $4.3 $ 20 12.3% $9.3 $8.8 $8.8 $ 0 10% 2018 2019 2020 2018 2019 2020 Maintenance Growth Total Overhead % Sales Note: Figures shown in millions. 25 1 Please refer to appendix.

IV. Appendix 26IV. Appendix 26

Reconciliation of Non-GAAP Measures: Adjusted Consolidated EBITDA ($ in millions) 2018 2019 2020 Q1 2020 Q1 2021 LTM 2021 Net Income (Loss) (GAAP) 11.6 14.5 16.1 (4.2) 12.9 33.2 Plus: Net Tax Expense (Benefit) 6.6 7.9 8.5 (2.2) 5.6 16.3 Plus: Interest Expense 21.1 25.5 32.5 8.4 7.6 31.7 Plus: Depreciation & Amortization 17.4 17.8 19.4 4 .6 5.0 19.8 Non-Cash Stock Compensation 6.6 2.1 3.4 0.8 1.3 3.8 Accretion of Discount on Convertible Surbodinated Notes 2.2 0.2 0.2 0.1 - 0.2 Net Loss (Gain) on Divestitures 0.3 3.9 6.7 - (0.3) 6 .4 Impairment of Goodwill and Other Intangibles 0.8 1.0 14.7 14.7 - - Loss on Early Extinguishment of Debt 0.5 - - - - - Other, Net 0.2 (0.7) (0.1) - 0.1 - Consolidated EBITDA 67.3 72.2 101.4 22.2 32.2 111.4 Acquisition Expenses - 2.1 - 0.1 - (0.1) Severance and Separation Costs 1.4 1.2 0.6 0.3 1.6 1.8 Litigation Reserve 1.0 0.8 0.3 0.1 - 0.2 Natural Disaster and Pandemic Costs 0.5 - 1.6 0.1 0.9 2.4 Other Special Items - 0.3 0.4 - - 0.4 Adjusted Consolidated EBITDA 70.2 76.6 104.3 22.8 34.7 116.1 Source: Company Filings. Note: Numbers may not foot due to rounding. 27Reconciliation of Non-GAAP Measures: Adjusted Consolidated EBITDA ($ in millions) 2018 2019 2020 Q1 2020 Q1 2021 LTM 2021 Net Income (Loss) (GAAP) 11.6 14.5 16.1 (4.2) 12.9 33.2 Plus: Net Tax Expense (Benefit) 6.6 7.9 8.5 (2.2) 5.6 16.3 Plus: Interest Expense 21.1 25.5 32.5 8.4 7.6 31.7 Plus: Depreciation & Amortization 17.4 17.8 19.4 4 .6 5.0 19.8 Non-Cash Stock Compensation 6.6 2.1 3.4 0.8 1.3 3.8 Accretion of Discount on Convertible Surbodinated Notes 2.2 0.2 0.2 0.1 - 0.2 Net Loss (Gain) on Divestitures 0.3 3.9 6.7 - (0.3) 6 .4 Impairment of Goodwill and Other Intangibles 0.8 1.0 14.7 14.7 - - Loss on Early Extinguishment of Debt 0.5 - - - - - Other, Net 0.2 (0.7) (0.1) - 0.1 - Consolidated EBITDA 67.3 72.2 101.4 22.2 32.2 111.4 Acquisition Expenses - 2.1 - 0.1 - (0.1) Severance and Separation Costs 1.4 1.2 0.6 0.3 1.6 1.8 Litigation Reserve 1.0 0.8 0.3 0.1 - 0.2 Natural Disaster and Pandemic Costs 0.5 - 1.6 0.1 0.9 2.4 Other Special Items - 0.3 0.4 - - 0.4 Adjusted Consolidated EBITDA 70.2 76.6 104.3 22.8 34.7 116.1 Source: Company Filings. Note: Numbers may not foot due to rounding. 27

Reconciliation of Non-GAAP Measures: Funeral Field EBITDA and Cemetery Field EBITDA

Funeral Field EBITDA ($ in millions)		2018	2019	2020	Q1 2020	Q1 2021
Funeral Operating Income (GAAP)	$	60.0	$ 58.8	$ 57.7	$ 4.3	$ 25.9
Funeral Depreciation & Amortization		10.7	11.1	11.6	2.9	2.8
Regional and unallocated funeral costs		10.5	11.0	14.3	2.3	4.6
Net loss (gain) on divestitures and impairments charges		0.9	4.8	21.4	14.7	(0.3)
Less:						
Funeral Financial EBITDA		(7.3)	(7.4)	(8.2)	(2.0)	(2.3)
Ancillary EBITDA		-	(0.3)	(1.2)	(0.3)	(0.2)
Funeral Divested/Planned Divested EBITDA		(3.0)	(2.3)	(2.2)	(0.7)	(0.1)
Funeral Field EBITDA		**71.8**	**75.7**	**93.4**	**21.3**	**30.3**

Cemetery Field EBITDA ($ in millions)		2018	2019	2020	Q1 2020	Q1 2021
Cemetery Operating Income (GAAP)	$	14.7	$ 16.0	$ 26.8	$ 4.2	$ 9.5
Cemetery Depreciation & Amortization		4.9	5.2	6.4	1.2	1.9
Regional and unallocated cemetery costs		2.2	2.8	3.7	0.4	1.5
Net loss (gain) on divestitures and impairments charges		0.3	-	-	-	-
Less:						
Cemetery Financial EBITDA		(6.8)	(6.8)	(10.2)	(1.8)	(3.0)
Cemetery Divested/Planned Divested EBITDA		(1.4)	-	(0.1)	-	-
Cemetery Field EBITDA		**13.9**	**17.2**	**26.6**	**4.0**	**9.8**

Source: Company Filings.
Note: Numbers may not foot due to rounding.

28

Reconciliation of Non-GAAP Measures: Total Financial EBITDA and Total Field EBITDA Total Financial EBITDA ($ in millions) 2018 2019 2020 Q1 2020 Q1 2021 Other revenue (GAAP) 17.1 17.0 24.8 5.5 7.0 Other expenses (GAAP) 1.5 2.0 4.8 1.3 1.4 Other operating income 15.6 20.0 4.2 15.0 5 .6 Less: Ancillary EBITDA - (0.3) (1.2) (0.3) (0.2) Divested/Planned Divested Financial EBITDA (1.4) (0.5) (0.4) (0.1) (0.1) Total Financial EBITDA 14.2 14.2 18.4 3.8 5.3 Total Field EBITDA ($ in millions) 2018 2019 2020 Q1 2020 Q1 2021 Operating Income (GAAP) 42.1 47.4 5 7.2 2.2 26.2 Depreciation & Amortization 17.4 17.8 19.4 4.5 5.0 Regional and unallocated funeral and cemetery costs 2.8 12.8 13.8 1 8.1 6.1 General, administrative and other 30.8 25.9 25.8 5.9 8.8 Net loss (gain) on divestitures and impairments charges 1.2 4 .9 21.4 14.7 (0.3) Total Field EBITDA 104.3 109.8 141.9 30.1 45.8 Source: Company Filings. Note: Numbers may not foot due to rounding. 29Reconciliation of Non-GAAP Measures: Total Financial EBITDA and Total Field EBITDA Total Financial EBITDA ($ in millions) 2018 2019 2020 Q1 2020 Q1 2021 Other revenue (GAAP) 17.1 17.0 24.8 5.5 7.0 Other expenses (GAAP) 1.5 2.0 4.8 1.3 1.4 Other operating income 15.6 20.0 4.2 15.0 5 .6 Less: Ancillary EBITDA - (0.3) (1.2) (0.3) (0.2) Divested/Planned Divested Financial EBITDA (1.4) (0.5) (0.4) (0.1) (0.1) Total Financial EBITDA 14.2 14.2 18.4 3.8 5.3 Total Field EBITDA ($ in millions) 2018 2019 2020 Q1 2020 Q1 2021 Operating Income (GAAP) 42.1 47.4 5 7.2 2.2 26.2 Depreciation & Amortization 17.4 17.8 19.4 4.5 5.0 Regional and unallocated funeral and cemetery costs 2.8 12.8 13.8 1 8.1 6.1 General, administrative and other 30.8 25.9 25.8 5.9 8.8 Net loss (gain) on divestitures and impairments charges 1.2 4 .9 21.4 14.7 (0.3) Total Field EBITDA 104.3 109.8 141.9 30.1 45.8 Source: Company Filings. Note: Numbers may not foot due to rounding. 29

Reconciliation of Non-GAAP Measures: Adjusted Free Cash Flow ($ in millions) 2018 2019 2020 Q1 2020 Q1 2021 Net cash provided by operating activities $49.0 $43.2 $82.9 $13.5 $26.8 Plus Special Items: Federal tax refund - - (7.0) - - Acquisition and divestiture expeneses 2.1 (0.0) 0.1 - Severance costs 1.4 1.2 0.6 0.3 1.6 Litigation reserve 1.0 0.8 0.3 0.1 - Natural disaster costs 0.4 - 1.6 0.1 0.9 Other special items - 0.3 0.4 - - Cash used for maintenance capital expenditures (9.3) (8.8) (8.8) (1.6) (2.1) Adjusted Free Cash Flow $42.6 $38.8 $70.0 $12.6 $27.1 Source: Company Filings. Note: Numbers may not foot due to rounding. 30Reconciliation of Non-GAAP Measures: Adjusted Free Cash Flow ($ in millions) 2018 2019 2020 Q1 2020 Q1 2021 Net cash provided by operating activities $49.0 $43.2 $82.9 $13.5 $26.8 Plus Special Items: Federal tax refund - - (7.0) - - Acquisition and divestiture expeneses 2.1 (0.0) 0.1 - Severance costs 1.4 1.2 0.6 0.3 1.6 Litigation reserve 1.0 0.8 0.3 0.1 - Natural disaster costs 0.4 - 1.6 0.1 0.9 Other special items - 0.3 0.4 - - Cash used for maintenance capital expenditures (9.3) (8.8) (8.8) (1.6) (2.1) Adjusted Free Cash Flow $42.6 $38.8 $70.0 $12.6 $27.1 Source: Company Filings. Note: Numbers may not foot due to rounding. 30

Reconciliation of Non-GAAP Measures: Total Overhead ($ in millions) 2018 2019 2020 Q1 2020 Q1 2021 Regional and unallocated funeral and cemetery costs (GAAP) 12.7 13.8 18.1 2.8 6.1 General, administrative and other (GAAP) 30.8 25.9 25.8 5.9 8.8 Total 43.6 39.7 43.9 8.7 14.9 ($ in millions) 2018 2019 2020 Q1 2020 Q1 2021 Regional Overhead 4.0 4.1 4.1 1.1 1.2 Corporate Overhead 20.3 19.4 20.2 5.2 5.5 Variable Overhead 12.7 14.1 16.2 1.6 6.9 Total Overhead 37.0 37.6 40.5 7.9 13.6 Add: Non-cash Stock Compensation 6.6 2.1 3.4 0.8 1.3 Total 43.6 39.7 43.9 8.7 14.9 Source: Company Filings. Note: Numbers may not foot due to rounding. 31Reconciliation of Non-GAAP Measures: Total Overhead ($ in millions) 2018 2019 2020 Q1 2020 Q1 2021 Regional and unallocated funeral and cemetery costs (GAAP) 12.7 13.8 18.1 2.8 6.1 General, administrative and other (GAAP) 30.8 25.9 25.8 5.9 8.8 Total 43.6 39.7 43.9 8.7 14.9 ($ in millions) 2018 2019 2020 Q1 2020 Q1 2021 Regional Overhead 4.0 4.1 4.1 1.1 1.2 Corporate Overhead 20.3 19.4 20.2 5.2 5.5 Variable Overhead 12.7 14.1 16.2 1.6 6.9 Total Overhead 37.0 37.6 40.5 7.9 13.6 Add: Non-cash Stock Compensation 6.6 2.1 3.4 0.8 1.3 Total 43.6 39.7 43.9 8.7 14.9 Source: Company Filings. Note: Numbers may not foot due to rounding. 31

Reconciliation of Non-GAAP Measures: Funeral and Cemetery Financial EBITDA ($ in millions) 2018 2019 2020 Other revenue (GAAP) $17.1 $17.0 $24.8 Other expenses (GAAP) 1 .5 2 .1 4.8 Other operating income 15.6 15.0 20.0 Less: Ancillary EBITDA - (0.3) (1.2) Divested/Planned Divested Financial EBITDA (1.4) (0.5) (0.4) Cemetery Financial EBITDA (6.8) (6.8) (10.2) $7.4 $7.4 $8.2 Funeral Financial EBITDA ($ in millions) 2018 2019 2020 Other revenue (GAAP) $17.1 $17.0 $24.8 Other expenses (GAAP) 1 .5 2 .1 4.8 Other operating income 15.6 15.0 20.0 Less: Ancillary EBITDA - (0.3) (1.2) Divested/Planned Divested Financial EBITDA (1.4) (0.5) (0.4) Funeral Financial EBITDA (7.4) (7.4) (8.2) Cemetery Financial EBITDA $6.8 $6.8 $10.2 Source: Company Filings. Note: Numbers may not foot due to rounding. 32Reconciliation of Non-GAAP Measures: Funeral and Cemetery Financial EBITDA ($ in millions) 2018 2019 2020 Other revenue (GAAP) $17.1 $17.0 $24.8 Other expenses (GAAP) 1 .5 2 .1 4.8 Other operating income 15.6 15.0 20.0 Less: Ancillary EBITDA - (0.3) (1.2) Divested/Planned Divested Financial EBITDA (1.4) (0.5) (0.4) Cemetery Financial EBITDA (6.8) (6.8) (10.2) $7.4 $7.4 $8.2 Funeral Financial EBITDA ($ in millions) 2018 2019 2020 Other revenue (GAAP) $17.1 $17.0 $24.8 Other expenses (GAAP) 1 .5 2 .1 4.8 Other operating income 15.6 15.0 20.0 Less: Ancillary EBITDA - (0.3) (1.2) Divested/Planned Divested Financial EBITDA (1.4) (0.5) (0.4) Funeral Financial EBITDA (7.4) (7.4) (8.2) Cemetery Financial EBITDA $6.8 $6.8 $10.2 Source: Company Filings. Note: Numbers may not foot due to rounding. 32

Reconciliation of Non-GAAP Measures: Ancillary EBITDA and Divested/Planned Divested Financial EBITDA ($ in millions) 2018 2019 2020 Other revenue (GAAP) $17.1 $17.0 $24.8 Other expenses (GAAP) 1 .5 2 .1 4.8 Other operating income 15.6 15.0 20.0 Less: Divested/Planned Divested Financial EBITDA (1.4) (0.5) (0.4) Funeral Financial EBITDA (7.4) (7.4) (8.2) Cemetery Financial EBITDA (6.8) (6.8) (10.2) Ancillary EBITDA $- $0.3 $1.2 ($ in millions) 2018 2019 2020 Other revenue (GAAP) $17.1 $17.0 $24.8 Other expenses (GAAP) 1 .5 2 .1 4.8 Other operating income 15.6 15.0 20.0 Less: Ancillary EBITDA - (0.3) (1.2) Funeral Financial EBITDA (7.4) (7.4) (8.2) Cemetery Financial EBITDA (6.8) (6.8) (10.2) Divested/Planned Divested Financial EBITDA $1.4 $0.5 $0.4 Source: Company Filings. Note: Numbers may not foot due to rounding. 33Reconciliation of Non-GAAP Measures: Ancillary EBITDA and Divested/Planned Divested Financial EBITDA ($ in millions) 2018 2019 2020 Other revenue (GAAP) $17.1 $17.0 $24.8 Other expenses (GAAP) 1 .5 2 .1 4.8 Other operating income 15.6 15.0 20.0 Less: Divested/Planned Divested Financial EBITDA (1.4) (0.5) (0.4) Funeral Financial EBITDA (7.4) (7.4) (8.2) Cemetery Financial EBITDA (6.8) (6.8) (10.2) Ancillary EBITDA $- $0.3 $1.2 ($ in millions) 2018 2019 2020 Other revenue (GAAP) $17.1 $17.0 $24.8 Other expenses (GAAP) 1 .5 2 .1 4.8 Other operating income 15.6 15.0 20.0 Less: Ancillary EBITDA - (0.3) (1.2) Funeral Financial EBITDA (7.4) (7.4) (8.2) Cemetery Financial EBITDA (6.8) (6.8) (10.2) Divested/Planned Divested Financial EBITDA $1.4 $0.5 $0.4 Source: Company Filings. Note: Numbers may not foot due to rounding. 33

Reconciliation of Non-GAAP Measures: Funeral and Cemetery Divested / Planned Divested EBITDA ($ in millions) 2018 2019 2020 Funeral Operating Income (GAAP) $60.0 $58.8 $57.6 Funeral Depreciation & Amortization 1 0.7 1 1.1 1 1.6 Regional and unallocated funeral costs 10.5 11.0 14.3 Net loss (gain) on divestitures and impairments charges 0.8 4.8 21.4 Less: Funeral Field EBITDA (71.8) (75.7) (93.4) Funeral Financial EBITDA (7.4) (7.4) (8.2) Ancillary EBITDA - (0.3) (1.2) Funeral Divested/Planned Divested EBITDA $3.0 $2.3 $2.2 ($ in millions) 2018 2019 2020 Cemetery Operating Income (GAAP) $14.7 $16.0 $26.9 Funeral Depreciation & Amortization 4.9 5.2 6.4 Regional and unallocated funeral costs 2.2 2.8 3 .7 Net loss (gain) on divestitures and impairments charges 0 .3 - - Less: Cemetery Field EBITDA (13.9) (17.2) (26.6) Cemetery Financial EBITDA (6.8) (6.8) (10.2) Cemetery Divested/Planned Divested EBITDA $1.4 $0.0 $0.1 Source: Company Filings. Note: Numbers may not foot due to rounding. 34Reconciliation of Non-GAAP Measures: Funeral and Cemetery Divested / Planned Divested EBITDA ($ in millions) 2018 2019 2020 Funeral Operating Income (GAAP) $60.0 $58.8 $57.6 Funeral Depreciation & Amortization 1 0.7 1 1.1 1 1.6 Regional and unallocated funeral costs 10.5 11.0 14.3 Net loss (gain) on divestitures and impairments charges 0.8 4.8 21.4 Less: Funeral Field EBITDA (71.8) (75.7) (93.4) Funeral Financial EBITDA (7.4) (7.4) (8.2) Ancillary EBITDA - (0.3) (1.2) Funeral Divested/Planned Divested EBITDA $3.0 $2.3 $2.2 ($ in millions) 2018 2019 2020 Cemetery Operating Income (GAAP) $14.7 $16.0 $26.9 Funeral Depreciation & Amortization 4.9 5.2 6.4 Regional and unallocated funeral costs 2.2 2.8 3 .7 Net loss (gain) on divestitures and impairments charges 0 .3 - - Less: Cemetery Field EBITDA (13.9) (17.2) (26.6) Cemetery Financial EBITDA (6.8) (6.8) (10.2) Cemetery Divested/Planned Divested EBITDA $1.4 $0.0 $0.1 Source: Company Filings. Note: Numbers may not foot due to rounding. 34

Business Segment Overview

	Funeral Home Operations	Cemetery Operations	Financial Earnings Preneed & Trust
Overview	• 178 funeral homes in 26 states	• 32 cemeteries in 12 states	• Earnings from insurance contracts & trust fund assets as merchandise and services are provided to customers

Description	• Complete range of services, including:
	  ◦ Consultation
	  ◦ Removal and preparation of remains
	  ◦ Sale of caskets and related funeral merchandise
	  ◦ Use of funeral home facilities for visitation and remembrance services
	• Both available on an "atneed" and "preneed" basis
	• High Value Personal Service Business
		• Product and service offering includes:
		  ◦ Interment services
		  ◦ Right to interment in cemetery sites (primarily grave sites, mausoleum crypts and niches)
		  ◦ Related cemetery merchandise (e.g. memorials and vaults)
		• Revenue & EBITDA growth driven by sale of property on a preneed basis
			• Derived from four components:
			  ◦ Preneed Funeral Commission Income
			  ◦ Preneed Funeral Trust Earnings
			  ◦ Preneed Cemetery Trust Earnings
			  ◦ Preneed Cemetery Finance Charges

Operating and Financial Metrics	• Q1 21 Revenue: $66.8MM • EBITDA: $30.3MM • EBITDA Margin: 45%	• Q1 21 Revenue: $21.6MM • EBITDA: $9.8MM • EBITDA Margin: 45%	• Q1 21 Revenue: $5.7MM • EBITDA: $5.3MM
FY Dec-2020 Revenue ($MM) / (%) of Total[1]	**$235MM[2] / 72%**	**$70MM / 22%**	**$20MM / 6%**

CARRIAGE SERVICES

[1] *Excludes ancillary revenue.*
[2] *Includes divested/planned revenue.*

35

Non-GAAP Financial Measures Index – Adjusted Consolidated EBITDA is defined as Consolidated EBITDA after adjustments for Special Items that we believe do not directly reflect our core operations and may not be indicative of our normal business operations. – Adjusted Free Cash Flow is defined as cash flow provided by operating activities, adjusted by Special Items as deemed necessary, less cash for maintenance capital expenditures. – Cemetery Field EBITDA is defined as cemetery operating income, excluding depreciation and amortization, regional and unallocated costs, gain/loss on divestitures and impairment charges, Financial EBITDA and Divested/Planned Divested EBITDA related to the Cemetery segment. – Cemetery Field EBITDA Margin is defined as Cemetery Field EBITDA as a percentage of total cemetery operating revenue. – Cemetery Financial EBITDA is defined as Cemetery Financial Revenue (preneed cemetery trust earnings and preneed cemetery finance charges) less the related expenses. Cemetery Financial Revenue and the related expenses are presented within Other Revenue and Other Expenses, respectively, on the Condensed Consolidated Statement of Operations. – Consolidated EBITDA is defined as net income before income taxes, interest expenses, non-cash stock compensation, depreciation and amortization, and interest income and other, net. – Divested/Planned Divested EBITDA is defined as Divested/Planned Divested Revenue, less field level and financial expenses related to the divested/planned divested businesses noted above. – Divested/Planned Divested Revenue is defined as revenues from certain funeral home and cemetery businesses that we have divested and intend to divest. – Funeral Field EBITDA is defined as funeral operating income, excluding depreciation and amortization, regional and unallocated costs, gain/loss on divestitures and impairment charges, Financial EBITDA, Ancillary EBITDA and Divested/Planned Divested EBITDA related to the Funeral Home segment. – Funeral Field EBITDA Margin is defined as Funeral Field EBITDA as a percentage of total funeral operating revenue. – Funeral Financial EBITDA is defined as Funeral Financial Revenue (preneed funeral insurance commissions and preneed funeral trust and insurance) less the related expenses. Funeral Financial Revenue and the related expenses are presented within Other Revenue and Other Expenses, respectively, on the Condensed Consolidated Statement of Operations. – Special Items are defined as charges or credits included in our GAAP financial statements that can vary from period to period and are not reflective of costs incurred in the ordinary course of our operations. Special Items are typically taxed at the federal statutory rate of 21.0%, except for the tax adjustment related to certain discrete items and the accretion of discount on Convertible Subordinated Notes, as this is a non-tax deductible item. The net loss (gain) on divestitures and other costs and the net impact of impairment of goodwill and other intangibles are net of the operating tax rate in the respective quarter. – Total Field EBITDA is the sum of Funeral Field EBITDA, Cemetery Field EBITDA, Total Financial EBITDA, Ancillary EBITDA and Divested/Planned Divested EBITDA. – Total Field EBITDA Margin is defined as Total Field EBITDA as a percentage of total revenue. 36Non-GAAP Financial Measures Index – Adjusted Consolidated EBITDA is defined as Consolidated EBITDA after adjustments for Special Items that we believe do not directly reflect our core operations and may not be indicative of our normal business operations. – Adjusted Free Cash Flow is defined as cash flow provided by operating activities, adjusted by Special Items as deemed necessary, less cash for maintenance capital expenditures. – Cemetery Field EBITDA is defined as cemetery operating income, excluding depreciation and amortization, regional and unallocated costs, gain/loss on divestitures and impairment charges, Financial EBITDA and Divested/Planned Divested EBITDA related to the Cemetery segment. – Cemetery Field EBITDA Margin is defined as Cemetery Field EBITDA as a percentage of total cemetery operating revenue. – Cemetery Financial EBITDA is defined as Cemetery Financial Revenue (preneed cemetery trust earnings and preneed cemetery finance charges) less the related expenses. Cemetery Financial Revenue and the related expenses are presented within Other Revenue and Other Expenses, respectively, on the Condensed Consolidated Statement of Operations. – Consolidated EBITDA is defined as net income before income taxes, interest expenses, non-cash stock compensation, depreciation and amortization, and interest income and other, net. – Divested/Planned Divested EBITDA is defined as Divested/Planned Divested Revenue, less field level and financial expenses related to the divested/planned divested businesses noted above. – Divested/Planned Divested Revenue is defined as revenues from certain funeral home and cemetery businesses that we have divested and intend to divest. – Funeral Field EBITDA is defined as funeral operating income, excluding depreciation and amortization, regional and unallocated costs, gain/loss on divestitures and impairment charges, Financial EBITDA, Ancillary EBITDA and Divested/Planned Divested EBITDA related to the Funeral Home segment. – Funeral Field EBITDA Margin is defined as Funeral Field EBITDA as a percentage of total funeral operating revenue. – Funeral Financial EBITDA is defined as Funeral Financial Revenue (preneed funeral insurance commissions and preneed funeral trust and insurance) less the related expenses. Funeral Financial Revenue and the related expenses are presented within Other Revenue and Other Expenses, respectively, on the Condensed Consolidated Statement of Operations. – Special Items are defined as charges or credits included in our GAAP financial statements that can vary from period to period and are not reflective of costs incurred in the ordinary course of our operations. Special Items are typically taxed at the federal statutory rate of 21.0%, except for the tax adjustment related to certain discrete items and the accretion of discount on Convertible Subordinated Notes, as this is a non-tax deductible item. The net loss (gain) on divestitures and other costs and the net impact of impairment of goodwill and other intangibles are net of the operating tax rate in the respective quarter. – Total Field EBITDA is the sum of Funeral Field EBITDA, Cemetery Field EBITDA, Total Financial EBITDA, Ancillary EBITDA and Divested/Planned Divested EBITDA. – Total Field EBITDA Margin is defined as Total Field EBITDA as a percentage of total revenue. 36